Exhibit 10.19


Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Lowe's Companies, Inc. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or to such other entity or in such other name as is requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

Transfers of this Global Security shall be limited to transfers in whole, but not in part, to nominees of Cede & Co. or to a successor thereof or such successor's nominee and transfers of portions of this Global Security shall be limited to transfers made in accordance with the restrictions set forth in
Section 303 of the Indenture referred to in this Global Security.

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACQUISITION HEREOF REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION"
PURSUANT TO RULE 903 OR 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT
PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME
AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT AND ANY SUCCESSOR
PROVISION THEREUNDER) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF
(OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE
COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR
ANY PREDECESSOR OF THIS SECURITY) AND (Y) SUCH LATER DATE, IF ANY, AS MAY
BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION
DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION
STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C)
FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE
144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR
ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR
(D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 904 OF REGULATION S, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY, THE TRUSTEE, THE TRANSFER AGENT AND THE REGISTRAR SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

LOWE'S COMPANIES, INC.

                            6 1/2% DEBENTURES
                            Due March 15, 2029


                                                           CUSIP No. 548661AJ6
No. 1
                                                                  $200,000,000
                                                     Original Principal Amount


     Lowe's Companies, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred
to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) on March 15, 2029, at the office or agency of the Company referred to below, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon in like coin or currency from February 23, 1999, or from the most recent Interest Payment Date on which interest has been paid or duly provided for, semi-annually in arrears on March 15 and September 15 in each year, commencing September 15, 1999, at the rate of 6 1/2% per annum, until the principal hereof is paid or made available for payment, and (to the extent lawful) to pay interest at the same rate per annum on any overdue principal and premium and on any overdue installment of interest until paid.

     Interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, as provided in the Indenture, shall be paid to the Person in whose name this Debenture (or one or more predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Debenture is registered on such Regular Record Date and may either be paid to the Person in whose name this Debenture is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Person in whose name this Debenture is registered not less than ten days prior to such Special Record Date, or be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

     This Debenture is a "book-entry" debenture and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company ("DTC"), a clearing agency. Subject to the terms of the Amended and Restated Indenture, dated as of December 1, 1995 (as supplemented by the First Supplemental Indenture dated as of February 23, 1999 and as supplemented and amended from time to time, the "Indenture"), between the Company and The First National Bank of Chicago, as trustee (the "Trustee"), this Debenture will be held by a clearing agency or its nominee, and beneficial interests will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $1,000 and increments of $1,000 in excess thereof.

     The statements set forth in the restrictive legend above are an integral part of the terms of this Debenture and by acceptance hereof each holder of this Debenture agrees to be subject to and bound by the terms and provisions set forth in such legend.

     As long as this Debenture is registered in the name of DTC or its nominee, the Trustee will make payments of principal of and interest on this Debenture by wire transfer of immediately available funds to DTC or its nominee. Notwithstanding the above, the final payment on this Debenture will be made after due notice by the Trustee of the pendency of such payment and only upon presentation and surrender of this Debenture at its principal corporate trust office or such other offices or agencies appointed by the Trustee for that purpose and such other locations provided in the Indenture

     Payments of principal of (and premium, if any) and interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payments of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     This Debenture is one of a duly authorized issue of debentures of the Company, designated 6 1/2% Debentures due March 15, 2029 (the "Debentures"), limited in aggregate principal amount at any time Outstanding to FOUR HUNDRED MILLION DOLLARS ($400,000,000) which may be issued under the First Supplemental Indenture. Reference is hereby made to the Indenture, the First Supplemental Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Debentures, and the terms upon which the Debentures are, and are to be, authenticated and delivered. All terms used in this Debenture that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     The Holder of this Debenture is entitled to the benefits of the Registration Rights Agreement, dated as of February 23, 1999 (the "Registration Rights Agreement"), between the Company and the Initial Purchasers named therein. In the event that (i) the Company fails to file an Exchange Offer Registration Statement with respect to the Debentures with the Commission on or prior to the 150th calendar day following the Closing Time,
(ii) the Commission does not declare such Exchange Offer Registration Statement effective on or prior to the 180th calendar day following the Closing Time, (iii) the Exchange Offer is not consummated on or prior to the 30th calendar day following the effective date of the Exchange Offer Registration Statement or (iv) if required, a Shelf Registration Statement with respect to the Debentures is not declared effective by the Commission on or prior to the 210th calendar day following the Closing Time (each, a "Registration Default"), the per annum interest rate borne by the Debentures shall be increased by one-quarter of one percent (0.25%) per annum from the end of the applicable period giving rise to such Registration Default. The interest rate borne by the Debentures will be increased by an additional one-quarter of one percent (0.25%) per annum for each subsequent 90-day period (or portion thereof) during which any such Registration Default continues up to a maximum aggregate increase in the annual interest rate of one-half of one percent (0.50%) per annum. Following the cure of all Registration Defaults, the interest rate borne by the Debentures shall be reduced to the original interest rate borne by the Debentures. All accrued additional interest shall be paid to Holders by the Company in the same manner as interest is paid pursuant to the Indenture. All terms used in this Debenture that are defined in the Registration Rights Agreement shall have the meanings assigned to them in the Registration Rights Agreement.

     The Debentures do not have the benefit of any sinking fund obligations and shall not be redeemable at the option of the Company or repayable at the option of the Holder prior to maturity.

     If an Event of Default shall occur and be continuing, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company under this Debenture and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Debenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debentures under the Indenture at any time by the Company, the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Debentures at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all Debentures, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer thereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

     No reference herein to the Indenture and provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations on transfer of this Debenture by DTC or its nominee, the transfer of this Debenture is registrable in the Security Register, upon surrender of this Debenture for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by the written instrument of transfer attached hereto duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

     The Debentures are issuable only in fully registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Debentures are exchangeable for a like aggregate principal amount of Debentures of different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange of Debentures, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company, or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

     Interest on this Debenture shall be computed on the basis of a 360-day year of twelve 30-day months.

     The Company shall furnish to any Holder of record of Debentures, upon written request and without charge, a copy of the Indenture.

     The Indenture and this Debenture each shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     In Witness Whereof, Lowe's Companies, Inc. has caused this Debenture to be signed, manually or in facsimile, by a duly elected or appointed, qualified and serving officer and has caused a facsimile of its corporate seal to be imprinted hereon, attested by the manual or facsimile signature of a duly elected or appointed, qualified and serving officer.

                                         Lowe's Companies, Inc.
                                         By...............................
                                             Name:
                                             Title:

Dated:  February ___, 1999


[Seal]


Attest:...........................
       Name:
       Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE SECURITIES OF THE SERIES DESIGNATED THEREIN REFERRED TO IN THE WITHIN-MENTIONED INDENTURE.

                                         THE FIRST NATIONAL BANK OF CHIGAGO,
                                           as Trustee



                                         By................................
                                                   Authorized Officer

                                  Annex A

[FORM OF TRANSFER CERTIFICATE]

Lowe's Companies, Inc. (the "Company")

The First National Bank of Chicago,
as Trustee (the "Trustee")

                    Re: 6 1/2% Debentures Due March 15, 2029

     Reference is hereby made to the Amended and Restated Indenture, dated as of December 1, 1995 (as supplemented by the First Supplemental Indenture dated as of February 23, 1999, and as supplemented and amended from time to time, the "Indenture"), between the Company and the Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. Other terms shall have the meanings given to them in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "Securities Act").

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

        __________________________________________________________________

        __________________________________________________________________

        __________________________________________________________________
        (Print or type name and address of transferee, including ZIP code)


        __________________________________________________________________
        (Taxpayer Identification Number of transferee)

the within Debenture and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney-in-fact to transfer said Debenture on the books of the Company with full power of substitution in the premises.

     In connection with any transfer of this Debenture occurring prior to the date that is the earlier of the date of an effective Shelf Registration Statement or the Resale Restriction Termination Date, the undersigned confirms that without utilizing any general solicitation or general advertising:


                                  [Check One]


____ Such Debenture is being transferred in accordance with (i) the transfer restrictions set forth in the Indenture and the Debentures and (ii) Rule 144A under the Securities Act, to a Transferee that the Transferor reasonably believes is purchasing the Debentures for its own account or an account with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account is a "Qualified Institutional Buyer" within the meaning of Rule 144A, and such Transferee is aware that the sale to it is being made in reliance upon Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                                     or

____ Such Debenture is being transferred pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder upon provision of an opinion of counsel and such other evidence acceptable to the Company that such offer, sale, pledge or transfer is in compliance with the Securities Act and other applicable laws, in each case in a form satisfactory to the Company.

                                     or

____ Such Debenture is being transferred in a transaction other than in accordance with the above upon provision of a legal opinion and other evidence requested by the Company in form and substance satisfactory to the Company, to the effect that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.


If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Debenture in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 312 of the Indenture shall have been satisfied.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Initial Purchaser named in the Offering Memorandum distributed by the Company in connection with the sale of the Debentures.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                          [Insert Name of Transferor]


                                          By:_____________________________
                                             Name:
                                             Title:
Dated: ____________________
                               (N.B.: The signature to this assignment must
                               correspond with the name as written upon the
                               face of the within-mentioned instrument in
                               every particular, without alteration or any
                               change whatsoever)



TO BE COMPLETED BY PURCHASER IF THE FIRST OPTION ABOVE IS CHECKED.

     Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

     The undersigned represents and warrants that it is purchasing this Debenture for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date: _____________     ___________________________________________________
                          (NOTICE:  To be executed by an executive officer)


PAYMENT INSTRUCTIONS

      The assignee should include the following for purposes of payment:


      Payment shall be made, by wire transfer or otherwise, in immediately available funds, to _____________________, for the account of ______________________, account number ___________, or, if mailed, by check to
_____________________.  Applicable reports and statements should be mailed to
_____________________.  This information is provided by _____________________, the assignee named above, or _____________________, as its agent.


Path: DOCSOPEN\RICHMOND\08322\23797\000282\7H5201!.DOC
Doc #: 348806; V. 1
Doc Name: Exhibit 10.13 (Debenture) to 10-K
Author: McCullough, Michael, 08322
Last Edit: 03/26/99  10:54 AM


2



A-1


A-5
NYDOCS01/592678 2